Exhibit 10.7

Trademark Security Agreement

Trademark Security Agreement, dated as of October 10, 2012, by RYERSON PROCUREMENT CORPORATION, a Delaware Corporation, and TURRET STEEL INDUSTRIES, INC., a Pennsylvania corporation (individually, a “Pledgor”, and, collectively, the “Pledgors”), in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as collateral agent pursuant to the Indenture (in such capacity, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, the Pledgors are party to a Security Agreement of even date herewith (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of the Collateral Agent pursuant to which the Pledgors are required to execute and deliver this Trademark Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Collateral Agent, for the benefit of the Secured Parties, to enter into the Indenture, the Pledgors hereby agree with the Collateral Agent as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

SECTION 2. Grant of Security Interest in Trademark Collateral. Each Pledgor hereby pledges and grants to the Collateral Agent for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the following Pledged Collateral of such Pledgor:

(a) Trademarks of such Pledgor listed on Schedule I attached hereto;

(b) all Goodwill associated with such Trademarks; and

(c) all Proceeds of any and all of the foregoing (in each case other than Excluded Assets).

SECTION 3. Security Agreement. The security interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Security Agreement and Pledgors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Trademarks made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Trademark Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control unless the Collateral Agent shall otherwise determine.

SECTION 4. Termination. Upon the payment in full of the Secured Obligations and termination of the Security Agreement, the Collateral Agent shall execute, acknowledge, and deliver to the Pledgors an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Trademarks under this Trademark Security Agreement.

SECTION 5. Counterparts. This Trademark Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Trademark Security Agreement by signing and delivering one or more counterparts.

[signature page follows]

IN WITNESS WHEREOF, each Pledgor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours,

RYERSON PROCUREMENT CORPORATION

By:	/s/ Mary Ann Sigler
Name: Mary Ann Sigler
Title: Vice President

TURRET STEEL INDUSTRIES, INC.

By:	/s/ Mary Ann Sigler
Name: Mary Ann Sigler
Title: Vice President

Accepted and Agreed:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Agent

By:	/s/ Lynn M. Steiner
Name: Lynn M. Steiner
Title: Vice President

SCHEDULE I

to

TRADEMARK SECURITY AGREEMENT

TRADEMARK REGISTRATIONS AND TRADEMARK APPLICATIONS

UNITED STATES TRADEMARKS:

Registrations:

OWNER	REGISTRATION NUMBER	TRADEMARK
Ryerson Procurement Corporation	3482244	R and Design
Ryerson Procurement Corporation	776441	FIRMALINE
Ryerson Procurement Corporation	3478095	R RYERSON and Design
Ryerson Procurement Corporation	3478094	R RYERSON THE STRENGTH IN METAL and Design
Ryerson Procurement Corporation	797047	RYCASE
Ryerson Procurement Corporation	567013	RYERSON
Ryerson Procurement Corporation	3478096	RYERSON
Ryerson Procurement Corporation	3478097	THE STRENGTH IN METAL
Ryerson Procurement Corporation	796630	RYEX
Ryerson Procurement Corporation	2607752	RYTEC
Ryerson Procurement Corporation	926681	RYTENSE
Ryerson Procurement Corporation	1246237	RY-WEDG
Turret Steel Industries, Inc.	3465878	TURRET